UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023 (May 24, 2023)

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 295-5783
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 24, 2023, DuPont de Nemours, Inc. (the “Company”) held its Annual Meeting of Stockholders. As of the close of business on March 29, 2023, the record date for the Annual Meeting, (the "Record Date"), 459,016,106 shares of the Company’s common stock, par value $0.01 per share, were outstanding and entitled to vote. A total of 384,436,429 shares of common stock were voted in person or by proxy, representing 83.8% percent of the shares entitled to be voted. The following are the final voting results on the matters considered and voted upon at the Annual Meeting, all of which are described in the Company’s 2023 Proxy Statement.

Agenda Item 1-Election of Directors. The Company’s stockholders elected the following 12 nominees to serve on the Board of Directors of the Company until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Amy G. Brady	321,151,406	1,963,906	575,954	60,745,163
Edward D. Breen	311,662,161	10,265,533	1,763,572	60,745,163
Ruby R. Chandy	320,937,944	2,153,668	599,654	60,745,163
Terrence R. Curtin	318,104,872	4,927,908	658,486	60,745,163
Alexander M. Cutler	308,181,469	14,866,710	643,087	60,745,163
Eleuthère I. du Pont	318,094,029	4,982,773	614,464	60,745,163
Kristina M. Johnson	316,582,505	6,534,344	574,417	60,745,163
Luther C. Kissam	318,122,564	4,922,109	646,593	60,745,163
Frederick M. Lowery	311,395,804	11,653,611	641,851	60,745,163
Raymond J. Milchovich	315,149,915	7,896,934	644,417	60,745,163
Deanna M. Mulligan	313,096,556	10,006,253	588,457	60,745,163
Steven M. Sterin	320,996,635	2,042,731	651,900	60,745,163

Agenda Item 2-Advisory Resolution to Approve Executive Compensation. The Company’s stockholders approved, by advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
257,897,021	64,461,914	1,332,331	60,745,163

Agenda Item 3-Ratification of the Appointment of the Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023.

For	Against	Abstain	Broker Non-Votes
382,593,734	1,172,689	670,006	—

Agenda Item 4-Stockholder Proposal-Independent Board Chair. The Company’s stockholders did not approve a stockholder proposal requesting a policy to be adopted to separate the offices of the Chairman of the Board and the Chief Executive Officer.

For	Against	Abstain	Broker Non-Votes
81,504,716	240,761,867	1,424,683	60,745,163

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date:	May 30, 2023	By:	/s/ Michael G. Goss
		Name:	Michael G. Goss
		Title:	Vice President and Controller